Exhibit 99.906

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In conjunction with the Semi-Annual Report to Shareholders on Form N-CSR of Pacific Funds Series Trust (the “Fund”) for the fiscal half-year ended September 30, 2022 as filed with the Securities and Exchange Commission (the “Report”), Adrian S. Griggs as Chief Executive Officer of the Fund and Trevor T. Smith, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 21, 2022

/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer, Pacific Funds Series Trust

/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer), Pacific Funds Series Trust